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                                                                    EXHIBIT 4.1


                          Incorporated under the laws
                           of the State of Delaware


           NUMBER                                          SHARES
           ______                                          _____



                      COLORADO GREENHOUSE HOLDINGS, INC.

                   [Common Stock, $.001 Par Value Per Share]


          THIS CERTIFIES THAT                                             is
                             ---------------------------------------------
the registered holder of                                             Shares of
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COLORADO GREENHOUSE HOLDINGS, INC.,                        Fully paid and non-
assessable
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate property endorsed.


          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

            this        day                  of               A.D.
                --------                       ---------------    ----

                                    [SEAL]

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SECRETARY                                                          PRESIDENT/CEO
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     FOR VALUE RECEIVED,          HEREBY SELL, ASSIGN AND TRANSFER UNTO
                         --------

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                                SHARES REPRESENTED BY THE WITHIN CERTIFICATE,
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AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                 -------------------------------
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


     DATED
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             IN PRESENCE OF
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